NATIXIS FUNDS

Supplement dated May 1, 2017 to the Summary Prospectuses, Prospectuses and Statements of Additional Information dated May 1, 2017, as may be revised or supplemented from time to time, for the following funds.

AEW Real Estate Fund	Loomis Sayles Strategic Alpha Fund
ASG Dynamic Allocation Fund	Mirova Global Sustainable Equity Fund
ASG Global Alternatives Fund	McDonnell Intermediate Municipal Bond Fund
ASG Managed Futures Strategy Fund	Natixis Oakmark Fund
ASG Tactical U.S. Market Fund	Natixis Oakmark International Fund
Gateway Equity Call Premium Fund	Natixis U.S. Equity Opportunities Fund
Gateway Fund	Vaughan Nelson Small Cap Value Fund
Loomis Sayles Multi-Asset Income Fund	Vaughan Nelson Value Opportunity Fund

Class T shares of the Funds are not currently available for purchase.